UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLACK HAWK ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1).

Explanatory Note

This Amendment No. 1 (the “Proxy Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Black Hawk Acquisition Corporation (the “Company”) with the Securities and Exchange Commission on June 10, 2025 amends and replaces certain website links included in the Proxy Statement. This Proxy Statement Amendment is being provided solely to inform shareholders that the deadline for shareholders to complete the procedures for electing to redeem their public shares, as described in the Proxy Statement, has been changed from 5:00 p.m. Eastern Time on June 18, 2025, to 5:00 p.m. Eastern Time on June 17, 2025. The rest of the information set forth in the Proxy Statement remains unchanged except as set forth in this Proxy Statement Amendment, in which case the information in the Proxy Statement is superseded by the information in this Proxy Statement Amendment.

Dear Shareholders:

You are cordially invited to attend Black Hawk Acquisition Corporation’s Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held on June 20, 2025, 12 p.m. Eastern Time. The formal meeting notice and Proxy Statement for the Extraordinary General Meeting are attached.

The Extraordinary General Meeting will be held via audio teleconference only using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:

1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)
Conference ID:
5185647#

Even if you are planning on attending the Extraordinary General Meeting via teleconference, please promptly submit your proxy vote by Internet, or, if you receive a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Extraordinary General Meeting.

Thank you for your continued support of and interest in Black Hawk Acquisition Corporation.

Sincerely,

/s/ Kent Louis Kaufman
Kent Louis Kaufman
Chairman of the Board of Directors and Chief Executive Officer

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE EXTRAORDINARY GENERAL MEETING WHETHER OR NOT YOU ATTEND VIA TELECONFERENCE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE EXTRAORDINARY GENERAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE EXTRAORDINARY GENERAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE EXTRAORDINARY GENERAL MEETING VIA TELECONFERENCE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE EXTRAORDINARY GENERAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY SHAREHOLDER ATTENDING THE EXTRAORDINARY GENERAL MEETING VIA TELECONFERENCE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Black Hawk Acquisition Corporation

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

(925) 217-4482

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2025

To our Shareholders:

Notice is hereby given that the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Black Hawk Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “Black Hawk”, “our,” “we” or “us”), will be held as a “virtual meeting” via audio teleconference only on June 20, 2025, at 12 p.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	Extension Amendment Proposal—A proposal, by special resolution to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eighteen (18) times from June 22, 2025 (the “Termination Date”) to December 22, 2026, each by an additional one (1) month (each an “Extension”) for a total of eighteen (18) months after the Termination Date (i.e., for a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”.

(2)	Trust Agreement Amendment Proposal—A proposal to further amend The Company’s investment management trust agreement, dated as of March 20, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension (the “Trust Agreement Amendment Proposal”).

(3)	Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us more time, if necessary, to complete our business combination. The Current Termination Date is June 22, 2025. As previously disclosed and as discussed in more detail in the accompanying proxy statement, the Company has entered into a definitive agreement for its initial business combination with Vesicor Therapeutics, Inc., a California corporation (“Vesicor”), and is in the process of seeking to consummate such business combination. However, it is possible that we will not be able to complete such a business combination by such date. Without the Extension, if we are unable to complete a business combination on or before June 22, 2025, we would be precluded from completing an initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that it is advisable and in the best interest of the Company and our shareholders to obtain the Extension in case it becomes necessary to consummate our initial business combination. Notwithstanding the foregoing, we may decide to abandon the Extension Amendment Proposal at any time and for any reason prior to effectuating the Extension.

In connection with the Extension Proposal, holders of the Company’s ordinary shares, par value $0.0001 per share (“Ordinary Shares”) who purchased their ordinary shares as part of units sold in the Company’s initial public offering (the “IPO”, such units the “Public Units” and such Ordinary Shares, the “Public Shares”, the holders thereof the “Public Shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the account established in connection with the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of units (the “Private Placement”, such units the “Private Placement Units”, the Private Placement Units collectively with the Public Units the “units”) simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), without giving effect to interest that may be withdrawn to pay tax obligations, divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT ARE IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED (AS LONG AS YOUR ELECTION IS MADE AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE MEETING AT WHICH THE SHAREHOLDERS’ VOTE IS SOUGHT) OR THE COMPANY HAS NOT CONSUMMATED THE BUSINESS COMBINATION BY THE EXTENDED DATE.

If the Extension Proposal is not approved, we may not be able to consummate our business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

Based upon the amount in the Trust Account as of June 2, 2025, the Record Date, which was approximately $73,379,601.56, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.63 at the time of the Extraordinary General Meeting. The closing price of the Company’s Ordinary Shares on June 2, 2025 was $10.60. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 less than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 17, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is not approved and we do not consummate a business combination by June 22, 2025, as contemplated by our IPO prospectus and in accordance with the Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, each of which will automatically convert into one ordinary share upon consummation of a business combination (“rights”), which rights will expire worthless in the event of our winding up. In the event of a liquidation, Black Hawk Management LLC (the “Sponsors”), officers, directors and our other initial shareholders have agreed that they will not receive any monies held in the Trust Account as a result of their ownership of shares issued to them prior to the IPO (the “Founder Shares” and, together with the Public Shares, the “ordinary shares” or “shares”) or the Ordinary Shares included in the Private Units (the “Private Shares”).

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that we determine additional time is necessary to effectuate the Extension Amendment Proposal.

The approval of the Extension Amendment Proposal requires a special resolution under the Existing Charter, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Existing Charter, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Based on the amount in trust as of June 2, 2025, the current per share redemption price is approximately $10.63, without giving effect to interest that may be withdrawn to pay tax obligations.

The Board has fixed the close of business on June 2, 2025 as the record date (the “Record Date”) for determination of Shareholders entitled to notice and to vote at the Extraordinary General Meeting and any adjournment thereof. Holders of our Class A ordinary shares are entitled to vote at the Extraordinary General Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we will send our Shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2025 Proxy Statement and our annual report on Form 10-K for the fiscal year ended November 30, 2024 online. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Extraordinary General Meeting via audio teleconference only using the following dial-in information below on June 20, 2025, at 12 p.m. Eastern Time.

Telephone access (listen-only):
Within the U.S. and Canada:

1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)
Conference ID:
5185647#

Your vote is important. Whether or not you plan to attend the Extraordinary General Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any Shareholder attending the Extraordinary General Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 20, 2025: This notice of Extraordinary General Meeting of Shareholders, the Proxy Statement, including your proxy card, and our Annual Report on Form 10-K for the fiscal year ended November 30, 2024 are available at https://www.cstproxy.com/bhspac/2025. You will need to use the control number appearing on your proxy card to vote via the Internet.

By:	/s/ Kent Louis Kaufman
Kent Louis Kaufman
Chairman of the Board of Directors and Chief Executive Officer

i

Black Hawk Acquisition Corporation

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

(925) 217-4482

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 20, 2025: This notice of Extraordinary General Meeting of Shareholders, the Proxy Statement, including your proxy card, and our Annual Report on Form 10-K for the fiscal year ended November 30, 2024 are available at https://www.cstproxy.com/bhspac/2025.

Your proxy is solicited by the Board of Directors for our Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”), to be held on June 20, 2025, at 12 p.m. Eastern Time. The Company’s principal executive office is located at 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506, and the telephone number is (925) 217-4482. Our Extraordinary General Meeting will be held via audio teleconference only using the following dial-in information below:

Telephone access (listen-only):
Within the U.S. and Canada:

1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)
Conference ID:
5185647#

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

(1)	Extension Amendment Proposal—A proposal by special resolution to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to eighteen (18) times from June 22, 2025 (the “Termination Date”) to December 22, 2026, each by an additional one (1) month (each an “Extension”) for a total of eighteen (18) months after the Termination Date (i.e., for a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”.

(2)	Trust Agreement Amendment Proposal—A proposal to further amend The Company’s investment management trust agreement, dated as of March 20, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension (the “Trust Agreement Amendment Proposal”).

(3)	Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

The Board has fixed the close of business on June 2, 2025 as the record date (the “Record Date”) for determination of Shareholders entitled to notice and to vote at the Extraordinary General Meeting and any adjournment thereof. Holders of our Class A ordinary shares are entitled to vote at the Extraordinary General Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we will send our Shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2025 Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended November 30, 2024 online. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Extraordinary General Meeting via teleconference only using the above dial-in information on June 20, 2025, at 12 p.m. Eastern Time.

RISK FACTORS

You should consider carefully all of the risks described in our (i) Registration Statement on Form S-1, pursuant to the final prospectus of the Company, dated as of March 22, 2024, and filed with the SEC (File No. 333- 276857) on March 22, 2024 (the “Prospectus”), and (ii) other reports Company’s files with the SEC, before making a voting decision or redemption decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a business combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. Even if the Extension Amendment and any business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s Class A ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A ordinary shares issued as part of the units sold in our IPO, may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

In the event the Extension Amendment Proposal is approved, and we amend our Existing Charter, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with the Extension Amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and rights are listed on the Nasdaq Global Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 300 public shareholders, at least 600,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. Pursuant to the terms of the Certificate of Incorporation, in the event the Extension Amendment Proposal is approved and the Existing Charter is amended, holders of the public shares may elect to redeem their shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or rights will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Certificate of Incorporation pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

(i)	a limited availability of market quotations for our securities;

(ii)	reduced liquidity for our securities;

(iii)	a determination that our Class A ordinary shares are “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

(iv)	a limited amount of news and analyst coverage;

(v)	a decreased ability to issue additional securities or obtain additional financing in the future; and

(vi)	a decreased ability to enter into a business Combination or the termination of a business combination agreement if maintaining the listing of our securities on Nasdaq is one of closing conditions and not waived by the business Combination target company.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies (“SPACs”), certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute, and we would be subject to regulation in each state in which we offer our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain Securities and Exchange Commission (“SEC”) and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has recently adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC issued final rules to regulate special purpose acquisition companies that may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on January 24, 2024, the SEC adopted the previously proposed rules (the “SPAC Rules”) on January 24, 2024 relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions. These SPAC Rules may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to SPACs, and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

The Committee on Foreign Investment in the U.S. (“CFIUS”) or other regulatory agencies may modify, delay or prevent the business combination.

CFIUS or other regulatory agencies may modify, delay or prevent the business combination. CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings in some circumstances, to charge filing fees when applicable and to self-initiate national security reviews of certain direct or indirect foreign investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines an investment to pose a threat to national security, CFIUS has the power to place restrictions on the investment or to recommend that the President of the United States order the transaction blocked or unwound. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of foreign beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS also has jurisdiction to review investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

In the event that CFIUS does assert jurisdiction over the business combination, CFIUS may decide to modify or delay the business combination, impose conditions with respect to the business combination, request the President of the United States to prohibit the business combination or order Company to divest all or a portion of the U.S. target business of the business combination that Company acquired without first obtaining CFIUS approval or prohibit the business combination entirely.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and Company has only a limited time to complete its initial business combination. If Company is unable to consummate the business combination or any other business combination within the applicable time period required under it’s A&R Memorandum and Certificate, Company would be required to wind up, redeem and liquidate. In such event, Company shareholders would miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination with Company. Additionally, our rights will expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the target company, including potential price appreciation of our securities.

Trading in our securities may be prohibited under the Holding Foreign Companies Accountable Act if the Public Company Accounting Oversight Board (“PCAOB”) determines that it cannot inspect or fully investigate our auditor. In that case, Nasdaq would delist our securities. The delisting of our securities, or the threat of their being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections may deprive our investors with the benefits of such inspections.

The Holding Foreign Companies Accountable Act, or the HFCAA, was enacted on December 18, 2020. The HFCAA states if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspection by the PCAOB for three consecutive years beginning in 2023, the SEC shall prohibit our shares or other securities from being traded on a national securities exchange or in the over the counter trading market in the U.S. On December 29, 2022, the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”) was enacted, which amends the HFCAA and requires the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

Our current auditor, the independent registered public accounting firm that issues the audit report included elsewhere in the Proxy Statement, as an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. However, if it is later determined that the PCAOB is unable to inspect or investigate completely our auditor because of a position taken by an authority in a foreign jurisdiction, Nasdaq would delist our securities, including our units, Class A ordinary shares and rights being offered in this offering, and the SEC shall prohibit them from being traded on a national securities exchange or in the over the counter trading market in the U.S. If our securities are delisted and prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S. due to the PCAOB not being able to conduct inspections or full investigations of our auditor, it would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. We will be required to comply with these rules if the SEC identifies us as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the Holding Foreign Companies Accountable Act. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the Holding Foreign Companies Accountable Act. The rules apply to registrants that the SEC identifies as having filed an Annual Report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions. The SEC may propose additional rules or guidance that could impact us if our auditor is not subject to PCAOB inspection.

On December 16, 2021, the PCAOB issued a Determination Report which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China (“SOP”), taking the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong completely, consistent with U.S law. Pursuant to the SOP, the PCAOB shall have independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. On December 15, 2022, the PCAOB determined that the PCAOB was able to secure complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its previous determinations to the contrary. However, should the People’s Republic of China (“PRC” or “China”) authorities obstruct or otherwise fail to facilitate the PCAOB’s access in the future, the PCAOB will consider the need to issue a new determination. Our auditor, MaloneBailey, LLP, headquartered in Houston, Texas, is an independent registered public accounting firm with the PCAOB and has been inspected by the PCAOB on a regular basis. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in China or Hong Kong and was not identified in the determination report as a firm subject to the PCAOB’s determination.

The SEC has announced that the SEC staff is preparing a consolidated proposal for the rules regarding the implementation of the HFCAA. It is unclear when the SEC will complete its rulemaking and when such rules will become effective. The SEC has also announced amendments to various Annual Report forms to accommodate the certification and disclosure requirements of the HFCAA. There could be additional regulatory or legislative requirements or guidance that could impact us if our auditor is not subject to PCAOB inspection. The implications of these possible regulations in addition to the requirements of the HFCAA are uncertain, and such uncertainty could cause the market price of our securities to be materially and adversely affected. If, for whatever reason, the PCAOB is unable to conduct inspections or full investigations of our auditor, the Company could be delisted or prohibited from being traded over the counter earlier than would be required by the HFCAA. If our securities are unable to be listed on another securities exchange by then, such delisting and prohibition would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

Inspections of audit firms that the PCAOB has conducted have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. If the PCAOB were unable to conduct inspections or full investigations of the Company’s auditor, investors in our securities would be deprived of the benefits of such PCAOB inspections. In addition, the inability of the PCAOB to conduct inspections or full investigations of auditors would may make it more difficult to evaluate the effectiveness of the Company’s independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors that are subject to the PCAOB inspections, which could cause investors and potential investors in our stock to lose confidence in the audit procedures of our auditor and reported financial information and the quality of our financial statements.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts.

When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

Actual results and Shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on February 7, 2025, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and Shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the Extraordinary General Meeting.

What is the Purpose of the Extraordinary General Meeting?

This is the Extraordinary General Meeting of the Company’s Shareholders. At the meeting, we will be voting upon:

(1)	To amend the Existing Charter by adopting an amendment to the Existing Charter to allow the Company to extend the period for consummating a business combination between the Combination Period month-by-month each time for a total of up to thirty-three (33) months from the consummation of the Company’s initial public offering.

(2)	To amend the Trust Agreement to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 by depositing into the Trust Account an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension.

(3)	To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

Are the proposals conditioned on one another?

Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment and Extension. Pursuant to the Existing Charter, Black Hawk may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Black Hawk may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

If the Extension and Extension Amendment are implemented and one or more Black Hawk shareholders elect to redeem their Public Shares, Black Hawk will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for Black Hawk’s use in connection with consummating a Business Combination on or before the expiration of the last Extended Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Black Hawk shareholders, Black Hawk will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and all of Black Hawk’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Black Hawk’s rights, which will expire worthless in the event Black Hawk dissolves and liquidates the Trust Account.

The Trust Agreement Amendment Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

Why is Black Hawk proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Black Hawk additional time and flexibility to complete our previously announced Business Combination. On April 26, 2025, Black Hawk entered into a business combination agreement with Vesicor. However, there can be no guarantee the business combination between Black Hawk and Vesicor will be consummated. If it is not consummated, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, will allow Black Hawk additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Black Hawk shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Black Hawk liquidated on the Termination Date and (ii) allow those Black Hawk shareholders who wish for Black Hawk to continue its search for a Business Combination to remain shareholders.

Currently, the Company has until the Termination Date, or June 22, 2025, to consummate a Business Combination. The Board has determined that it is in the best interests of Black Hawk to seek an extension of the Termination Date and have Black Hawk shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Black Hawk’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Black Hawk will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Black Hawk shareholders, Black Hawk may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension and Extension Amendment, or to otherwise provide additional time to effectuate the Extension and Extension Amendment. If the Adjournment Proposal is not approved by Black Hawk shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the last Extended Date, December 22, 2026. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the last Extended Date, December 22, 2026.

What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, Black Hawk may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment and Extension.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Black Hawk shareholders, Black Hawk will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers, directors and the initial shareholders of Black Hawk waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Black Hawk’s rights, which will expire worthless in the event Black Hawk dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, then the proposed amendment to Black Hawk’s Existing Charter in substantially the form that appears in Annex A hereto will be adopted with immediate effect and Black Hawk will proceed to file the Extension Amendment, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the last Extended Date, December 22, 2026.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Black Hawk held by Black Hawk’s officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, Black Hawk may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Black Hawk may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Existing Charter and may liquidate on the Termination Date.

Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

If I am a Unit holder, can I exercise redemption rights with respect to my Units?

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

How do I exercise my redemption rights?

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, Black Hawk shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Black Hawk to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated March 22, 2024, filed in connection with the IPO. In addition, pursuant to the Existing Charter, Black Hawk may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Black Hawk may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Black Hawk redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, June 17, 2025 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension and Extension Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Black Hawk’s transfer agent is listed under the question “Who can help answer my questions?” below. Black Hawk requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to Black Hawk’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Black Hawk’s transfer agent will need to act to facilitate the request. It is Black Hawk’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Black Hawk does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Black Hawk’s consent, until a vote is taken with respect to the Extension and Extension Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Black Hawk shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

Black Hawk will pay the cost of soliciting proxies for the Extraordinary General Meeting. Black Hawk has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. Black Hawk will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Black Hawk may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

Black Hawk Acquisition Corp

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

Tel: (925) 217-4482

You may also contact the proxy solicitor for Black Hawk at:

ADVANTAGE PROXY, INC.
P.O. BOX 10904
YAKIMA, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

To obtain timely delivery, Black Hawk shareholders must request the materials no later than June 13, 2025, or five (5) business days prior to the date of the Extraordinary General Meeting.

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5 p.m. Eastern Time on June 17, 2025 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, NY 10004

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Shareholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple Shareholders who share the same address unless we have received contrary instructions from one or more of the Shareholders. This procedure reduces our printing and mailing costs, and the environmental impact of our Extraordinary General Meetings. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any Shareholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Black Hawk Acquisition Corporation

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

Attention: Kent Louis Kaufman

Telephone: (925) 217-4482

Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on June 2, 2025 as the “Record Date” for a determination of Shareholders entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment thereof. You can vote at the Extraordinary General Meeting if you held shares of our Class A ordinary shares as of the close of business on the Record Date. As of June 2, 2025, we had 8,929,500 shares issued and outstanding.

Each share of Class A ordinary shares entitle the holder thereof to one (1) vote per share.

A list of Shareholders of record entitled to vote at the Extraordinary General Meeting will be available for inspection at our principal executive offices located at 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506 for a period of at least 10 days prior to the Extraordinary General Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Extraordinary General Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Extraordinary General Meeting. If your shares are held in street name and you would like to vote your shares at the Extraordinary General Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Extraordinary General Meeting.

How Do I Vote?

Shareholders of Record

For your convenience, our record holders have two methods of voting:

1.	Vote by Internet. Through the internet by logging on to the website: www.cstproxyvote.com.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have two methods of voting:

1.	Vote by Internet. Through the internet by logging on to the website: www.cstproxyvote.com.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

If you vote by Internet, please DO NOT mail your proxy card.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on June 17, 2025 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza
New York, New York 10275-0741
Attn: SPAC Redemptions

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Extraordinary General Meeting and not revoked will be voted at the Extraordinary General Meeting as you instruct in a proxy delivered before the Extraordinary General Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Extraordinary General Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, Shareholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Extraordinary General Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, holders representing at least a majority of the shares entitled to vote must be represented in person or by proxy at the virtual meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Extraordinary General Meeting. If there is not a quorum at the Extraordinary General Meeting, our Shareholders may adjourn the meeting.

The approval of the Extension Amendment Proposal requires the affirmative vote of a majority of the holders of all the outstanding shares of Class A ordinary shares as of the Record Date.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Extraordinary General Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a Shareholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed
To amend the Existing Charter by adopting an amendment to the Existing Charter to allow the Company to extend the period for consummating a business combination between the Combination Period month-by-month each time for a total of up to thirty-three (33) months from the consummation of the Company’s initial public offering.	Two-thirds (2/3) of the votes cast	No

To amend the Trust Agreement to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 by depositing into the Trust Account an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension.	Sixty-five percent (65%) of the Company’s outstanding Ordinary Shares	No

To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.	Majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Extraordinary General Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all director nominees and the proposals being placed before our Shareholders at the Extraordinary General Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Extraordinary General Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Black Hawk Acquisition Corporation, 4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506, Attention: Corporate Secretary. Revocations of proxies must be received prior to the time of the Extraordinary General Meeting to serve as an effective revocation of that proxy.

Do I Have Dissenters’ Rights of Appraisal?

Our Shareholders do not have appraisal rights with respect to the matters to be voted upon at the Extraordinary General Meeting.

How can I find out the Results of the Voting at the Extraordinary General Meeting?

Preliminary voting results will be announced at the Extraordinary General Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 20, 2025: The notice of Extraordinary General Meeting of Shareholders, this Proxy Statement, including your proxy card, and our Annual Report on Form 10-K for the fiscal year ended November 30, 2024 are available at https://www.cstproxy.com/bhspac/2025.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

Overview

We are a blank check company incorporated under the laws of the Cayman Islands on September 28, 2023, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On March 20, 2024, the Company consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) and one-fifth (1/5) of one right to receive one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $69,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 1,035,000 units to cover over-allotments, if any. On March 18, 2024, the Company elected to convert 1,725,000 Class B shares into 1,725,000 ordinary Class A shares upon the closing of IPO.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of 235,500 Units (the “Placement Units”), each Placement Unit consisting of one Ordinary Share and one-fifth (1/5) of one right, to the Sponsor at a price of $10.00 per Placement Unit, generating total proceeds of $2,355,000. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Black Hawk is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from June 22, 2025 up to eighteen (18) times for an additional one (1) months each time up to December 22, 2026 (i.e., for a period of time ending up to 33 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment two (2) days prior to such Extension. A copy of the proposed Third Amended and Restated Memorandum and Articles of Association of Black Hawk is attached to this Proxy Statement as part of Annex A.

Proposed Business Combination

On April 26, 2025, Black Hawk entered into a business combination agreement with Vesicor (the “Vesicor Business Combination Agreement”).

Pursuant to the terms of the Vesicor Business Combination Agreement, Black Hawk’s wholly-owned subsidiary, BH Merger Sub, Inc., will merge with Vesicor, resulting in Vesicor being the wholly owned subsidiary of Black Hawk, who will continue to be the listed company on the Nasdaq Stock Market and change its name to Vesicor Therapeutics.

Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that Black Hawk has until the Termination Date to complete an initial Business Combination. Black Hawk and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless Black Hawk provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Black Hawk to seek an extension of the Termination Date and have Black Hawk shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Black Hawk’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that Black Hawk will be able to consummate a Business Combination by the last Extended Date, December 22, 2026, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, the Combination Period is set at 15 months, with the possibility of extending up to an additional 6 months in two three-month increments. Each extension under these original terms requires a substantial financial commitment of $690,000 per extension. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of eighteen (18) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, depositing into the Trust Account an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to US$100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Extension Amendment Proposal is essential to allowing Black Hawk additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, Black Hawk may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Black Hawk may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

WE ARE NOT ASKING YOU TO VOTE ON OUR BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT ARE IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED (AS LONG AS YOUR ELECTION IS MADE AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE MEETING AT WHICH THE SHAREHOLDERS’ VOTE IS SOUGHT) OR THE COMPANY HAS NOT CONSUMMATED THE BUSINESS COMBINATION BY THE EXTENDED DATE.

In connection with the Extension Proposal, holders of the Company’s Ordinary Shares who purchased their ordinary shares as part of units sold in the Company’s IPO may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, without giving effect to interest that may be withdrawn to pay tax obligations, divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The Public Shareholders may make an Election regardless of whether such Public Shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 17, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension and Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Black Hawk shareholders, Black Hawk will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Black Hawk’s rights, which will expire worthless in the event Black Hawk dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the proposed amendment to Black Hawk’s Existing Charter, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and Black Hawk will proceed to file the Extension Amendment, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Extension Amendment gives the Company the right to extend the Combination Period from June 22, 2025, up to eighteen (18) times for an additional one (1) month each time up to December 22, 2026 (i.e., for a period of time ending up to 33 months after the consummation of its IPO). Black Hawk will then continue to attempt to consummate a Business Combination until the last Extended Date, December 22, 2026. Black Hawk will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. If Black Hawk enters into a definitive agreement with a target to consummate a Business Combination, the vote by Black Hawk shareholders to approve such Business Combination will occur at a separate meeting of Black Hawk shareholders, to be held at a later date, and the solicitation of proxies from Black Hawk shareholders in connection with such separate meeting, and the related right of Black Hawk shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, without giving effect to interest that may be withdrawn to pay tax obligations. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Black Hawk may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Black Hawk may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 17, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Public Units must elect to separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If holders hold their Public Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Public Units into the underlying Public Shares and Public Rights, or if a holder holds Public Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Public Units into the underlying Public Shares and Public Rights in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on June 17, 2025, two business days before the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time until the vote at the Extraordinary General Meeting (or after the vote with our consent). If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tender shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of June 2, 2025, which was $73,379,601.56, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.63 at the time of the Extraordinary General Meeting. The closing price of the Company’s Ordinary Shares on June 2, 2025 was $10.60. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 less than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the Trust Account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 2: TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of March 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the Termination Date to December 22, 2026 (the “Trust Agreement Amendment”) by depositing into the Trust Account, an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended (the “Trust Agreement Amendment Proposal”), up to $55,000 per one-month extension. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Proposed Business Combination

On April 26, 2025, Black Hawk entered into a business combination agreement with Vesicor (the “Vesicor Business Combination Agreement”).

Pursuant to the terms of the Vesicor Business Combination Agreement, Black Hawk’s wholly-owned subsidiary, BH Merger Sub, Inc., will merge with Vesicor, resulting in Vesicor being the wholly owned subsidiary of Black Hawk, who will continue to be the listed company on the Nasdaq Stock Market and change its name to Vesicor Therapeutics.

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to Black Hawk shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Black Hawk shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S HAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Extraordinary General Meeting, other than that described above. As to other business, if any, that may properly come before the Extraordinary General Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended November 30, 2024 filed with the SEC on February 7, 2025.

VOTING SUBMISSION

To the Shareholders of Black Hawk Acquisition Corporation:

The Extraordinary General Meeting of Shareholders (“Extraordinary General Meeting”) of Black Hawk Acquisition Corporation will be held via audio teleconference only on June 20, 2025, at 12 p.m. Eastern Time, to vote on the following matters:

The Proxy Statement contains information regarding the Extraordinary General Meeting, including information on the matters to be voted on prior to and during the Extraordinary General Meeting. You can access our Proxy Statement and the 2024 Annual Report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Extraordinary General Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Extraordinary General Meeting via audio teleconference only using the following dial-in information below on June 20, at 12 p.m. Eastern Time.

Telephone access (listen-only):
Within the U.S. and Canada:

1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)
Conference ID:
5185647#

Sincerely,

Kent Louis Kaufman, Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

ANNEX A

FORM OF AMENDMENT TO THE

THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF
ASSOCIATION

OF

BLACK HAWK ACQUISITION CORP

[date]

RESOLVED, as a special resolution, that:

(i)	Article 36.2 of the Second Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution passed on March 20, 2024 (the Existing Memorandum and Articles) be deleted in its entirety and replaced as follows:

36.2	The Company has until June 22, 2025 — 15 months from the consummation of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within 15 months of the consummation of the IPO, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to eighteen (18) times, each by an additional one (1) month, for a total of up to eighteen (18) months from June 22, 2025 to December 22, 2026 (i.e. for a total of up to thirty-three (33) months after the consummation of the IPO) to complete a Business Combination). In the event that the Company does not consummate a Business Combination by December 22, 2026 (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

A-1

ANNEX B

PROPOSED AMENDMENT No. 1
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Black Hawk Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated March 20, 2024 (the “Original Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on June 20, 2025 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend Black Hawk’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to eighteen (18) times from June 22, 2025 (the “Termination Date”) to December 22, 2026, each by an additional one (1) month (each an “Extension”) for a total of eighteen (18) months after the Termination Date (i.e., for a total of up to thirty-three (33) months after the consummation of its initial public offering (the “IPO”)), assuming a Business Combination has not occurred; and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Termination Date up to eighteen (18) times for an additional one (1) month each time from the June 22, 2025 to December 22, 2026 by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)	Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer or Chairman of the board of directors (the “Board”), and in the case of Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the date which is the later of (x) 33 months after the closing of the Offering or (y) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date.

2. Exhibit E. Exhibit E of the Trust Agreement is hereby deleted in its entirety.

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

BLACK HAWK ACQUISITION CORPORATION

By:
Name:	Kent Kaufman
Title:	Chief Executive Officer and Director

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

BLACK HAWK ACQUISITION CORPORATINO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BLACK HAWK ACQUISITION CORPORATION

The undersigned hereby appoints Kent Kaufman, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Black Hawk Acquisition Corp to be held on June 20, 2025 at 12 p.m. Eastern Time, virtually via audio teleconference only using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:

1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)
Conference ID:
5185647#

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BLACK HAWK ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

(1)	EETENSION AMENDMENT PROPOSAL: To amend the Company’s Second Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from June 22, 2025 to December 22, 2026.

(2)	TRUST AGREEMENT AMENDMENT PROPOSAL: To amend the Company’s investment management trust agreement, dated as of March 20, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination under the Trust Agreement from June 22, 2025 to December 22, 2026 by depositing into the trust account an amount equal $0.033 multiplied by the number of ordinary shares sold to the public in the Company’s initial public offering and that remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Extension Amendment Proposal for each one-month extended, up to $55,000 per one-month extension.

(3)	ADJOURNMENT PROPOSAL: To adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Proposal 1 or Proposal 2.

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